Long-Term Debt and Other Short-Term Borrowings - Schedule of Maturities of Long-term and Other Short-term Borrowings (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2020
Long-Term Debt, Unclassified [Abstract]
2022		$ 14,909	$ 22,964
2023		14,152	12,562
2024		64,372	11,695
2025		8,571	69,007
2026		83,285	91,824
Thereafter			208,052
Long term debt	$ 193,032	$ 185,289	$ 208,052	$ 160,128